UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

August 31,  2011

XUN ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53466	26-1616719
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12518 NE Airport Way, Suite 148 No. 156 Portland Oregon 97230

(Address of principal executive offices)

775-200-0505

 (Registrant's telephone number, including area code)

___N/A___

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Forward Looking Statements

Certain statements included in this Form 8-k regarding Xun Energy, Inc.  ( “Company”) that are not  historical  facts are  forward-looking statements,  including  the  information  provided  with  respect  to the future business  operations  and  anticipated  operations  of the Company.    These forward-looking  statements are based on current expectations, estimates,  assumptions and beliefs of management,  and words such as "expects," "anticipates,"   "intends,"   "plans,"   "believes,"   "estimates"  and  similar expressions  are intended to identify  such  forward-looking  statements.  These forward-looking  statements involve risks and uncertainties,  including, but not limited  to,  the  success  of our  current  or  proposed  business  activities.  Accordingly, actual results may differ.

Section 5-Corporate Governance and Management

Item 5.02

Departure of Directors or Principal Officers:  Election of Directors: Appointment of Principal Officers

Pursuant to a Board Member Agreement between Xun Energy, Inc. and Peter Matousek as Director, Contract No. S20100902, effective date September 1, 2010, (“Matousek Agreement”), the agreement terminated on August 31, 2011. The Matousek Agreement commenced on September 1, 2010 and terminated on August 31, 2011. The Matousek Agreement did not provide a provision for the Matousek Agreement to be renewed. There was no disagreement between the Company and Mr. Matousek regarding the Company on any matter relating to its operations, policies or practices.

Pursuant to a Board Member Agreement between Xun Energy, Inc. and Donald Lynch as Director, Treasurer And Secretary, Contract No. S20100903, effective date September 1, 2010, (“Lynch Agreement”), the agreement terminated on August 31, 2011. The Lynch Agreement commenced on September 1, 2010 and terminated on August 31, 2011. The Lynch Agreement did not provide a provision for the Lynch Agreement to be renewed. There was no disagreement between the Company and Mr. Lynch regarding the Company on any matter relating to its operations, policies or practices. The Company has provided Mr. Lynch with a copy of the disclosures it is making herein no later than the day this Report on Form 8K is filed with the Commission. Mr. Lynch has responded by email stating that he is displeased with the leadership of Mr. Mikolajczyk as advisor, director and officer in the Company for failing to procure financing and not filing the 10-K on a timely basis.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

Description____________________________________________________________________________________

10.1

Board Member Agreement between Xun Energy, Inc. and Peter Matousek as Director, Contract No. S20100902

10.2

Board Member Agreement between Xun Energy, Inc. and Donald Lynch as Director, Treasurer And Secretary, Contract No. S20100903

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SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  September 7, 2011

Xun Energy, Inc. BY: /S/ Jerry G. Mikolajczyk —————————————— Name: Jerry G. Mikolajczyk Title: President/CEO

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